UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 7, 2014

METLIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-15787	13-4075851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188
(Address of Principal Executive Offices)	(Zip Code)

212-578-2211

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.

On October 7, 2014, MetLife, Inc. (the “Company”) completed the remarketing of $499,924,000 aggregate principal amount of its 1.903% Series E Senior Component Debentures, Tranche 1 (the “Tranche 1 Debentures”) and $499,924,000 aggregate principal amount of its 4.721% Series E Senior Component Debentures, Tranche 2 (the “Tranche 2 Debentures” and, together with the Tranche 1 Debentures, the “Series E Debentures”). Effective October 8, 2014, the stated maturity of the Tranche 1 Debentures and the Tranche 2 Debentures will be December 15, 2017 and December 15, 2044, respectively. The Series E Debentures were originally issued in November 2010 as $1.0 billion aggregate principal amount of Series E Senior Debentures due 2045 pursuant to an Indenture dated as of November 9, 2001 between the Company and The Bank of New York Mellon Trust Company (as successor in interest to J.P. Morgan Trust Company, National Association (as successor in interest to Bank One Trust Company, N.A.)), as Trustee (the “Trustee”), as supplemented by the Twenty-Second Supplemental Indenture, dated as of November 1, 2010, between the Company and the Trustee, and have terms described in the Company’s Prospectus Supplement relating to the remarketing dated September 30, 2014 (the “Prospectus Supplement”).

The Series E Debentures initially constituted part of the Company’s common equity units issued in November 2010 (the “Common Equity Units”).

In addition, on October 7, 2014, Series E Debentures of $152,000 aggregate principal amount were delivered to holders of the Common Equity Units who elected cash settlement of the related Series E stock purchase contracts.

The Series E Debentures were offered and sold pursuant to the shelf registration statement on Form S-3 (File No. 333-192366), filed with the U.S. Securities and Exchange Commission on November 15, 2013, and the Prospectus Supplement.

Forms of the securities certificates representing the Tranche 1 Debentures and the Tranche 2 Debentures are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.

Item 8.01. Other Events.

A copy of the opinion letter of Willkie Farr & Gallagher LLP relating to the validity of the remarketed Series E Debentures is filed as Exhibit 5.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

4.1	Form of security certificate representing the Tranche 1 Debentures.

4.2	Form of security certificate representing the Tranche 2 Debentures.

5.1	Opinion Letter of Willkie Farr & Gallagher LLP relating to the validity of the remarketed Series E Debentures.

23.1 Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1 above).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Timothy J. Ring
Name:	Timothy J. Ring
Title:	Senior Vice President and Secretary

Date: October 7, 2014

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT

4.1	Form of security certificate representing the Tranche 1 Debentures.

4.2	Form of security certificate representing the Tranche 2 Debentures.

5.1	Opinion Letter of Willkie Farr & Gallagher LLP relating to the validity of the remarketed Series E Debentures.

23.1	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1 above).